UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               March 11, 2022

Sunwin Stevia International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53595	56-2416925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Shengwang Avenue, Qufu, Shandong China	273100
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(86) 537- 4424999

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
None	SUWN	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 11, 2022, Mr. Yuqiang Lai resigned his position as Director of Sunwin Stevia International, Inc.’s (the “Company”) due to personal reasons. As of the same date, Mr. Jianjun Yan resigned their positions as Director and CEO of Sunwin Stevia International, Inc.’s (the “Company”) due to personal reasons. Mr. Lai’s and Mr. Yan’s resignation is not due to any disagreement with the Company on any matter related to operations, policies, or practices.

On March 11, 2022, the Company appointed Mr. Chunchun Wang as a Director and CEO of the Company. Mr. Wang has been working in the pharmaceutical industry since his graduation from Qufu Yuandong Professional Technical College in 2005 and has been working with the Company since March 2006 in various positions in our technology and web-based sales departments and is currently serving as the General Manager of web-based operations. We believe Mr. Wang’s expertise and experience in the industry as well as his experience with us will be greatly beneficial to the future growth of the Company. Mr. Wang is not a party of any related party transactions with the Company.

On March 11, 2022, the Company appointed Ms. Fanjun Wu as a Director of the Company. Ms. Wu has been our Chief Financial Officer since April 30, 2004. Since 1997, she has been employed by Qufu Natural Green, serving as Director of Finance from 1997 to 1998 and thereafter as Chief Financial Officer. From 1992 to 1996, Ms. Wu was a Director of Finance for our subsidiary Shengya Veterinary Medicine, which was owned by Shandong Group prior to our acquisition in 2004. Ms. Wu graduated from Qufu Industrial College in 1995 with a Bachelor's Degree in Accounting. We believe Ms. Wu’s expertise and experience in the industry as well as her experience with us will be greatly beneficial to the future growth of the Company. Ms. Wu is not a party of any related party transactions with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNWIN STEVIA INTERNATIONAL, INC.
Date: March 14, 2022	By: /s/ Chunchun Wang
Chunchun Wang, Chief Executive Officer